UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-07388_

Value Line Small Cap Opportunities Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, 21st Floor, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number: 212-907-1900

Date of fiscal year end: March 31, 2019

Date of reporting period: September 30, 2018

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/18 is included with this Form.

Semi-Annual Report
September 30, 2018

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).
#00207299

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended September 30, 2018.
The semi-annual period was highlighted by each Fund being recognized for both its long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the five-year period ended September 30, 2018 (small growth category), as measured by Morningstar.1 Additionally, Morningstar gave the Fund an overall Risk rating of Low.i

•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended September 30, 2018 (allocation 50% to 70% equity category), as measured by Morningstar,1 and placed in the top 14% of funds in its category across all time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation 50% to 70% equity category among 703 funds as of September 30, 2018 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of Above Average.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each Fund.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended September 30, 2018, especially given the newsworthy events of the semi-annual period.
Economic Review
Investors who reached for return in the capital markets during the semi-annual period were generally well-rewarded in the “risk on” environment that dominated. The U.S. equity market, as represented by the S&P 500® Index3, grew 11.41%, and within fixed income, spread, or non-government bond, sectors significantly outperformed more reduced-risk U.S. Treasuries.
Supporting this “risk on” environment was a backdrop of strong economic growth and moderate inflation both at home and globally. For the second quarter of 2018, U.S. Gross Domestic Product (GDP) registered 4.2% on an annualized basis, stronger than the 2.0% annualized growth rate in the first quarter of 2018 and the best such reading since the third quarter of 2014. U.S. GDP for the third quarter of 2018 is expected by some to be even higher, based on the latest new home sales and costs and durable manufacturing reports. Others feel the pace of expansion may cool from the second quarter as the tax cut boost fades, a trade war threatens business demand, severe hurricanes impact consumer spending in some areas of the country, and the U.S. Federal Reserve (the “Fed”) raises interest rates further.
Throughout the semi-annual period, the labor market remained healthy. Unemployment fell from 4.1% in March 2018 to 3.7% in September 2018, the lowest rate in 48 years. Nonfarm payroll gains averaged 200,000 for the semi-annual period. Average hourly earnings gains picked up, starting the semi-annual period at 2.6% and ending September at 2.9% — the first sign the strong labor market is pushing up wages, albeit modestly. Manufacturing remained strong, with the ISM Manufacturing report registering readings near or at an especially robust 60. Inflation, which had been below 2% for a long time, started to edge up, reaching a 2% annualized rate by the end of the semi-annual period, as measured by the Fed’s favored indicator, the core Personal Consumption Expenditure Year over Year Index, which excludes food and energy.
Against this backdrop, the Fed continued its increasingly restrictive monetary policy, raising the targeted federal rate twice during the semi-annual period — in June and September 2018 — to a range of 2.00% to 2.25%. At its latest meeting, there was consensus among Fed policymakers that they intend to continue to hike interest rates, as they seek to counteract the strong economic growth and prevent inflation from getting too high due, in part, to strong economic growth. In the past, rising interest rates and tightening monetary policy have served to eventually reduce economic growth rates. However, historically speaking, interest rates at the end of the semi-annual period remained at low levels, and importantly, inflation remained contained, both factors potentially supporting ongoing healthy economic growth.
Also playing a role in accelerating U.S. economic growth during the semi-annual period were developments on the political front. The current U.S. Administration’s pro-growth tax reform package as well as its deregulation efforts have been two of several factors that have both increased optimism among business leaders and supported higher corporate profits, more than offsetting concerns surrounding newly-implemented tariffs and the resulting trade wars and geopolitical tensions. As an example, the NFIB Small Business Optimism Index rose from 92 to 108 during the six months ended September 30, 2018.

President’s Letter (unaudited) (continued)

Equity Market Review
As stated earlier, U.S. equities, as measured by the S&P 500® Index3, returned 11.41% during the six months ended September 30, 2018, boosted overall by a combination of accelerating economic growth and rising corporate earnings, despite political and geopolitical uncertainties and further Fed tightening.
U.S. equity market performance was supported during the second calendar quarter by a combination of robust economic growth, strong first quarter 2018 corporate profits and rising earnings estimates for both the second quarter and the remainder of 2018. These factors helped offset a variety of concerns that arose, including ongoing monetary tightening by the Fed and signs of a possible slowdown in economic growth outside the U.S. Volatility remained present, driven in large part by headlines regarding U.S. trade policy, including tit-for-tat implementation of tariffs by the U.S. and its allies and trading partners, especially China. Also driving some volatility in the U.S. equity markets was escalating geopolitical uncertainty stemming from the unexpected political outcome in Italy and ongoing unpredictability around the U.S.-North Korea summit.
During the third quarter of 2018, tax cuts and increased government spending continued to fuel a pickup in U.S. economic growth. U.S. equity indices rose to new all-time highs on these healthy economic indicators and on climbing corporate profits. Still, market volatility also heightened amidst the ongoing rise in interest rates, moderating global economic growth and concerns about protectionist U.S. trade policy, including deepening trade tensions with China.
For the semi-annual period overall, small-cap stocks within the U.S. equity market performed best, followed closely by large-cap stocks and then, at some distance, by mid-cap stocks, which still posted solid positive returns. Growth stocks significantly outperformed value stocks across the capitalization spectrum. Among the sectors of the S&P 500® Index, all 11 posted positive returns. The information technology, health care, consumer discretionary and energy sectors performed best, each generating solid double-digit gains. Financials was the weakest sector during the semi-annual period, followed by materials and consumer staples, which produced modestly positive returns but significantly underperformed the S&P 500® Index.
It should be noted that effective September 29, 2018, after the last business day of the semi-annual period, the Global Industry Classification Standard (GICS) broadened its definition of the telecommunication services sector. The sector was rebranded as the communication services sector and includes not only existing telecommunication services companies but also some companies from the consumer discretionary and information technology sectors that meet the new criteria. This change is meant to reflect the evolution of ways in which people communicate and access information as well as the blurring lines between Internet, media and telecommunications companies.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of −0.14% during the semi-annual period, significantly lagging the performance of the broad U.S. equity market.
Fixed income investors were generally focused through much of the semi-annual period on economic growth data, tightening central bank monetary policy and geopolitics — all both in the U.S. and abroad. During the second calendar quarter, most spread, or non-government bond, sectors broadly weakened amid increased U.S.-China trade headlines, political tensions in several emerging markets countries and in Italy, higher U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds were an exception, generating a modestly positive return, supported by rising oil prices, as many energy bonds are rated high yield. In June 2018, the Fed raised the targeted federal funds rate. Economic growth strengthened in the U.S. but softened in the Eurozone, Japan and China. Still, the European Central Bank (the “ECB”) announced plans to taper its quantitative easing program beginning in September 2018.
Spread sectors performed well during the third quarter of 2018, as the global economy, led by the U.S., expanded, even as the economies of the Eurozone, the U.K. and China continued to soften. Against this more “risk on” backdrop that developed, emerging markets debt and high yield corporate bonds posted the strongest gains within the fixed income market. In September, the Fed delivered the eighth interest rate hike of its current tightening cycle and projected one more increase by the end of 2018 and three more in 2019. Coupled with low inflation, U.S. Treasury rates rose in response, followed, in turn, by the interest rates of other developed market nations.
For the semi-annual period overall, most spread sectors outperformed U.S. Treasuries, led by high yield corporate bonds. Commercial mortgage-backed securities, investment grade corporate bonds, asset-backed securities, mortgage-backed securities and agency securities also outperformed U.S. Treasuries, albeit to a lesser extent. Sovereign emerging markets debt underperformed U.S. Treasury securities during the semi-annual period as a whole.
The U.S. Treasury yield curve flattened during the semi-annual period, as yields on shorter-term and intermediate-term maturities rose more than yields on longer-term maturities. The yield on the two-year U.S. Treasury note increased approximately 55 basis points in response to strong economic data and the resulting less accommodative U.S. and global central bank policies to end the semi-annual period at 2.82%. The yield on the bellwether 10-year U.S. Treasury increased approximately 32 basis points to end the semi-annual period at 3.06%. Yields on the 30-year U.S. Treasury rose approximately 22 basis points to end the semi-annual period at 3.19%.
* * *

4

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for nearly 70 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. Copies of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Small Cap Opportunities Fund, Inc.: Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended September 30, 2018.

ii
For Value Line Asset Allocation Fund, Inc.: Five-star rating for 3-year (703 funds), 5-year (619 funds), and overall (703 funds) periods ended September 30, 2018; four-star rating for 10-year (450 funds) period ended September 30, 2018. All in the allocation 50% to 70% equity category. Morningstar Return: High for the 3-year and 5-year periods ended September 30, 2018; Above Average for the 10-year and overall periods ended September 30, 2018.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended September 30, 2018.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 11.94% during the six months ended September 30, 2018. This compares to the 11.61% return of the Fund’s benchmark, the Russell 2000® Index1, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed the Russell 2000® Index during a particularly strong six-month reporting period for small-cap stocks. Effective stock selection was key, while sector allocation had a rather neutral effect on relative results overall. Growth-oriented stocks outperformed value-oriented stocks during the semi-annual period. This supported the Fund’s relative results, as the Fund’s portfolio leans more to growth than to value.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the Russell 2000® Index had gains in every sector during the semi-annual period, and the Fund had absolute gains in every sector in which it was invested.
Relative to the Russell 2000® Index, effective stock selection in industrials, information technology, consumer staples and utilities contributed most positively to the Fund’s results. Having an overweighted allocation to information technology, which outpaced the Russell 2000® Index during the semi-annual period, also boosted the Fund’s relative results.
Partially offsetting these positive contributors was the detracting effect of having an underweighted allocation to health care, the strongest performing sector in the Russell 2000® Index during the semi-annual period. The Fund was underweighted health care largely because it has few holdings in the volatile biotechnology industry, which generated robust returns during the semi-annual period. The Fund was also hurt by having no holdings in the energy and telecommunication services sectors, which also outperformed the Russell 2000® Index during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were aerospace products and services company Heico, electronic subsystems and instrumentation provider to the aerospace and defense industry Teledyne Technologies, and software developer Ultimate Software Group. Each saw double-digit share price gains driven by better than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, among the stocks that detracted most from the Fund’s relative performance was loan provider Lending Tree, which had been the Fund’s top performer in its prior fiscal year. Lending Tree gave back some of those gains during this semi-annual period, as its operating performance was less robust than expected. Also reporting disappointing operating results were information technology supply chain services provider Synnex and turf equipment manufacturer Toro, which each posted negative returns and detracted from the Fund’s relative results during the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.

Did the Fund make any significant purchases or sales during the six-month period?
During the semi-annual period, we initiated Fund positions in several small-cap companies. These included KMG Chemicals, a specialty chemicals manufacturer; Comfort Systems USA, a heating, ventilation and air conditioning system installation, maintenance, repair and replacement services provider; and Bottomline Technologies, which provides collaborative payment, invoice and document automation solutions to corporations, financial institutions and banks worldwide. In our view, these companies have generated consistent gains over time in their earnings and stock price. Each also reported better than market expected quarterly operating results during the semi-annual period.
Several long-term holdings that had performed well were eliminated from the Fund’s portfolio because the companies had grown in size to well beyond the definition of a small-cap company. These included non-hazardous solid waste collection services provider Waste Connections, medical equipment and device company Idexx Laboratories and software developer Ansys.
Were there any notable changes in the Fund’s sector weightings during the six-month period?
During the six-month period ended September 30, 2018, the Fund’s allocation relative to the Russell 2000® Index in information technology increased.
Also, as discussed in the Equity Market Review, effective September 29, 2018, after the last business day of the semi-annual period, the Global Industry Classification Standard (GICS) broadened its definition of the telecommunication services sector and rebranded it as the communication services sector. The Fund shifted from an underweighted allocation in the telecommunication services sector at the start of the semi-annual period to having no allocation to the communication services sector at the end of the semi-annual period.
How was the Fund positioned relative to its benchmark index at the end of September 2018?
As of September 30, 2018, the Fund was overweighted relative to the Russell 2000® Index in the industrials, consumer staples and information technology sectors. The Fund was underweighted relative to the Russell 2000® Index in the financials, health care and real estate sectors and was rather neutrally weighted compared to the Russell 2000® Index in the utilities, materials and consumer discretionary sectors on the same date. The Fund had no exposure to the energy or communication services sectors at September 30, 2018.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at September 30, 2018 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
HEICO Corp.	208,351	$19,295,386	3.8%
Teledyne Technologies, Inc.	74,600	18,402,328	3.7%
Lennox International, Inc.	77,600	16,947,840	3.4%
Tyler Technologies, Inc.	62,058	15,207,933	3.0%
Pool Corp.	76,500	12,766,320	2.5%
Toro Co. (The)	194,100	11,640,177	2.3%
RLI Corp.	131,900	10,364,702	2.1%
AptarGroup, Inc.	95,200	10,256,848	2.0%
Chemed Corp.	32,000	10,226,560	2.0%
WEX, Inc.	46,500	9,335,340	1.9%
Total			26.7%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments (unaudited)	September 30, 2018

Shares		Value
COMMON STOCKS (96.1%)
COMMUNICATION SERVICES (0.2%)
	INTERNET (0.2%)
31,100	Boingo Wireless, Inc.*	$1,085,390
CONSUMER DISCRETIONARY (12.8%)
	AUTO PARTS & EQUIPMENT (0.4%)
8,000	Cooper-Standard Holdings, Inc.*	959,840
17,900	Gentherm, Inc.*	813,555
		1,773,395
	COMMERCIAL SERVICES (1.4%)
89,900	Monro, Inc.(1)	6,257,040
16,300	Nutrisystem, Inc.(1)	603,915
		6,860,955
	DISTRIBUTION & WHOLESALE (2.5%)
76,500	Pool Corp.	12,766,320
	ELECTRONICS (0.2%)
48,700	Turtle Beach Corp.*(1)	971,078
	ENGINEERING & CONSTRUCTION (0.1%)
11,100	TopBuild Corp.*	630,702
	ENTERTAINMENT (2.3%)
25,400	Churchill Downs, Inc.	7,053,580
31,440	Marriott Vacations Worldwide Corp.	3,513,420
35,000	Penn National Gaming, Inc.*(1)	1,152,200
		11,719,200
	HOME BUILDERS (0.5%)
9,100	Cavco Industries, Inc.*	2,302,300
	HOUSEHOLD PRODUCTS (0.5%)
19,600	Helen of Troy, Ltd.*	2,565,640
	INTERNET (1.5%)
14,600	Shutterfly, Inc.*(1)	961,994
28,800	Stamps.com, Inc.*(1)	6,514,560
		7,476,554
	LEISURE TIME (0.8%)
31,900	LCI Industries	2,641,320
26,700	Planet Fitness, Inc. Class A*(1)	1,442,601
		4,083,921
	RETAIL (2.6%)
11,100	Asbury Automotive Group, Inc.*(1)	763,125
39,900	Cheesecake Factory, Inc. (The)(1)	2,136,246
6,300	Children’s Place, Inc. (The)(1)	805,140
33,900	Dave & Buster’s Entertainment, Inc.(1)	2,244,858
10,800	Domino’s Pizza, Inc.(1)	3,183,840
Shares		Value
COMMON STOCKS (96.1%) (continued)
	RETAIL (2.6%) (continued)
27,500	Movado Group, Inc.	$1,152,250
13,700	Shake Shack, Inc. Class A*(1)	863,237
26,400	Texas Roadhouse, Inc.(1)	1,829,256
		12,977,952
		64,128,017
CONSUMER STAPLES (4.1%)
	COMMERCIAL SERVICES (0.5%)
11,400	Medifast, Inc.	2,525,670
	FOOD (2.9%)
38,800	B&G Foods, Inc.(1)	1,065,060
12,600	Cal-Maine Foods, Inc.(1)	608,580
54,200	Calavo Growers, Inc. (1)	5,235,720
39,400	J&J Snack Foods Corp.(1)	5,945,066
11,600	Lancaster Colony Corp.	1,730,836
		14,585,262
	RETAIL (0.7%)
26,600	Casey’s General Stores, Inc.(1)	3,434,326
		20,545,258
FINANCIALS (9.7%)
	BANKS (1.9%)
104,548	First Financial Bankshares, Inc.(1)	6,178,787
37,900	Prosperity Bancshares, Inc.(1)	2,628,365
13,800	Walker & Dunlop, Inc.	729,744
		9,536,896
	COMMERCIAL SERVICES (0.6%)
32,900	Green Dot Corp. Class A*	2,922,178
	DIVERSIFIED FINANCIALS (2.6%)
20,400	Enova International, Inc.*	587,520
26,400	LendingTree, Inc.*(1)	6,074,640
125,100	Stifel Financial Corp.	6,412,626
		13,074,786
	INSURANCE (4.4%)
122,700	Arch Capital Group, Ltd.*	3,657,687
18,200	Primerica, Inc.	2,194,010
58,600	ProAssurance Corp.(1)	2,751,270
20,300	RenaissanceRe Holdings, Ltd.	2,711,674
131,900	RLI Corp.(1)	10,364,702
9,100	Selective Insurance Group, Inc.	577,850
		22,257,193
Shares		Value
COMMON STOCKS (96.1%) (continued)
	REITS (0.2%)
12,100	Equity Lifestyle Properties, Inc. REIT	$1,167,045
		48,958,098
HEALTHCARE (9.2%)
	HEALTHCARE PRODUCTS (3.9%)
39,900	Cantel Medical Corp.(1)	3,673,194
11,500	Haemonetics Corp.*	1,317,670
31,500	ICU Medical, Inc.*	8,906,625
12,200	Insulet Corp.*(1)	1,292,590
15,900	Integra LifeSciences Holdings Corp.*	1,047,333
27,200	Merit Medical Systems, Inc.*(1)	1,671,440
7,100	Nevro Corp.*(1)	404,700
16,600	Tactile Systems Technology, Inc.*(1)	1,179,430
		19,492,982
	HEALTHCARE SERVICES (3.7%)
22,100	Avanos Medical, Inc.*	1,513,850
32,000	Chemed Corp.	10,226,560
1,500	LHC Group, Inc.*	154,485
18,000	Teladoc Health, Inc.*	1,554,300
44,300	US Physical Therapy, Inc.	5,253,980
		18,703,175
	PHARMACEUTICALS (1.1%)
79,000	Akorn, Inc.*	1,025,420
39,066	Neogen Corp.*	2,794,391
15,200	PRA Health Sciences, Inc.*	1,674,888
		5,494,699
	RETAIL (0.3%)
31,800	PetIQ, Inc.*(1)	1,250,058
	SOFTWARE (0.2%)
15,100	Omnicell, Inc.*(1)	1,085,690
		46,026,604
INDUSTRIALS (33.3%)
	AEROSPACE & DEFENSE (7.9%)
14,900	Esterline Technologies Corp.*	1,355,155
208,351	HEICO Corp.(1)	19,295,386
11,700	Kaman Corp.	781,326
74,600	Teledyne Technologies, Inc.*	18,402,328
		39,834,195
	BUILDING MATERIALS (4.9%)
118,300	AAON, Inc.(1)	4,471,740
8,400	American Woodmark Corp.*	658,980
77,600	Lennox International, Inc.	16,947,840

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares		Value
COMMON STOCKS (96.1%) (continued)
INDUSTRIALS (33.3%) (continued)
	BUILDING MATERIALS (4.9%) (continued)
32,000	Trex Co., Inc.*(1)	$2,463,360
		24,541,920
	COMMERCIAL SERVICES (4.6%)
14,200	ASGN, Inc.*	1,120,806
24,000	FTI Consulting, Inc.*	1,756,560
198,800	Healthcare Services Group, Inc.(1)	8,075,256
21,200	Insperity, Inc.	2,500,540
11,700	Korn/Ferry International	576,108
123,000	Rollins, Inc.(1)	7,464,870
26,000	TriNet Group, Inc.*	1,464,320
		22,958,460
	COMPUTERS (0.4%)
32,300	Mercury Systems, Inc.*(1)	1,786,836
	ELECTRICAL EQUIPMENT (1.5%)
85,700	EnerSys	7,467,041
	ELECTRONICS (1.8%)
8,100	Watts Water Technologies, Inc. Class A	672,300
102,000	Woodward Inc.	8,247,720
		8,920,020
	ENGINEERING & CONSTRUCTION (1.3%)
22,600	Comfort Systems USA, Inc.	1,274,640
98,800	Exponent, Inc.(1)	5,295,680
		6,570,320
	HAND & MACHINE TOOLS (1.3%)
67,500	Lincoln Electric Holdings, Inc.	6,307,200
	HOUSEWARES (2.3%)
194,100	Toro Co. (The)	11,640,177
	MACHINERY DIVERSIFIED (1.2%)
28,000	Applied Industrial Technologies, Inc.	2,191,000
12,100	Kadant, Inc.	1,304,985
18,400	Middleby Corp. (The)*(1)	2,380,040
		5,876,025
	METAL FABRICATE/HARDWARE (2.0%)
52,500	RBC Bearings, Inc.*	7,893,900
13,800	Valmont Industries, Inc.	1,911,300
		9,805,200
	MISCELLANEOUS MANUFACTURERS (2.8%)
12,200	Axon Enterprise, Inc.*(1)	834,846
69,500	AZZ, Inc.	3,509,750
Shares		Value
COMMON STOCKS (96.1%) (continued)
	MISCELLANEOUS MANUFACTURERS (2.8%) (continued)
36,200	Carlisle Companies, Inc.	$4,409,160
44,600	EnPro Industries, Inc.	3,252,678
13,100	John Bean Technologies Corp.(1)	1,562,830
15,600	Lydall, Inc.*	672,360
		14,241,624
	RETAIL (0.3%)
38,600	Rush Enterprises, Inc. Class A	1,517,366
	TRANSPORTATION (0.8%)
33,800	Landstar System, Inc.	4,123,600
	TRUCKING & LEASING (0.2%)
14,500	GATX Corp.(1)	1,255,555
		166,845,539
INFORMATION TECHNOLOGY (19.7%)
	ADVERTISING (0.5%)
18,000	Trade Desk, Inc. (The) Class A*	2,716,380
	COMMERCIAL SERVICES (1.9%)
46,500	WEX, Inc.*	9,335,340
	COMPUTERS (2.4%)
5,300	CACI International, Inc. Class A*	975,995
57,700	ExlService Holdings, Inc.*	3,819,740
47,900	MAXIMUS, Inc.	3,116,374
9,100	Qualys, Inc.*(1)	810,810
41,700	Science Applications International Corp.	3,361,020
		12,083,939
	ELECTRICAL EQUIPMENT (0.4%)
10,400	Littelfuse, Inc.	2,058,056
	ELECTRONICS (1.3%)
16,500	Alarm.com Holdings, Inc.*	947,100
3,500	Coherent, Inc.*(1)	602,665
38,800	SYNNEX Corp.	3,286,360
22,800	Tech Data Corp.*	1,631,796
		6,467,921
	ENERGY-ALTERNATE SOURCES (0.1%)
13,000	SolarEdge Technologies, Inc.*(1)	489,450
	INTERNET (3.0%)
93,300	ePlus, Inc.*	8,648,910
48,800	Proofpoint, Inc.*	5,188,904
19,100	Zendesk, Inc.*	1,356,100
		15,193,914
	SEMICONDUCTORS (0.4%)
26,500	Brooks Automation, Inc.	928,295
Shares		Value
COMMON STOCKS (96.1%) (continued)
	SEMICONDUCTORS (0.4%) (continued)
8,600	Silicon Laboratories, Inc.*	$789,480
		1,717,775
	SOFTWARE (9.7%)
37,100	ACI Worldwide, Inc.*	1,043,994
19,800	Blackbaud, Inc.(1)	2,009,304
11,900	Bottomline Technologies DE, Inc.*	865,249
19,600	Everbridge, Inc.*(1)	1,129,744
38,100	Fair Isaac Corp.*	8,707,755
27,400	Five9, Inc.*	1,197,106
21,000	Instructure, Inc.*(1)	743,400
39,300	j2 Global, Inc.(1)	3,256,005
25,100	New Relic, Inc.*(1)	2,365,173
16,300	Paycom Software, Inc.*(1)	2,533,183
19,600	Progress Software Corp.	691,684
62,058	Tyler Technologies, Inc.*	15,207,933
27,500	Ultimate Software Group, Inc. (The)*	8,860,225
		48,610,755
		98,673,530
MATERIALS (5.5%)
	BUILDING MATERIALS (0.3%)
29,100	US Concrete, Inc.*(1)	1,334,235
	CHEMICALS (1.7%)
12,700	Balchem Corp.	1,423,543
15,800	KMG Chemicals, Inc.	1,193,848
31,400	PolyOne Corp.	1,372,808
58,300	Sensient Technologies Corp.(1)	4,460,533
		8,450,732
	HOUSEWARES (0.6%)
35,500	Scotts Miracle-Gro Co. (The)(1)	2,794,915
	MISCELLANEOUS MANUFACTURERS (2.0%)
95,200	AptarGroup, Inc.	10,256,848
	PACKAGING & CONTAINERS (0.9%)
172,600	Silgan Holdings, Inc.(1)	4,798,280
		27,635,010
UTILITIES (1.6%)
	ELECTRIC (0.4%)
37,800	El Paso Electric Co.	2,162,160
	OIL & GAS (1.2%)
25,300	New Jersey Resources Corp.(1)	1,166,330
91,300	South Jersey Industries, Inc.(1)	3,220,151

See Notes to Financial Statements.

September 30, 2018

Shares		Value
COMMON STOCKS (96.1%) (continued)
UTILITIES (1.6%) (continued)
	OIL & GAS (1.2%) (continued)
22,100	Southwest Gas Holdings, Inc.	$1,746,563
		6,133,044
		8,295,204
TOTAL COMMON STOCKS (Cost $259,942,714) (96.1%)		482,192,650
SHORT-TERM INVESTMENTS (10.7%)
MONEY MARKET FUNDS (10.7%)
17,301,938	State Street Institutional U.S. Government Money Market Fund, Premier Class	17,301,938
36,144,607	State Street Navigator Securities Lending Government Money Market Portfolio(2)	36,144,607
TOTAL SHORT-TERM INVESTMENTS (Cost $53,446,545) (10.7%)		53,446,545
TOTAL INVESTMENT SECURITIES (106.8%) (Cost $313,389,259)		$535,639,195
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-6.8%)		(34,051,896)
NET ASSETS (100%)		$501,587,299
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of September 30, 2018, the market value of the securities on loan was $127,012,249.

(2)
Securities with an aggregate market value of  $127,012,249 were out on loan in exchange for $36,144,607 of cash collateral as of September 30, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$482,192,650	$—	$—	$482,192,650
Short-Term Investments	53,446,545	—	—	53,446,545
Total Investments in Securities	$535,639,195	$—	$—	$535,639,195
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended September 30, 2018.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 9.62% during the six months ended September 30, 2018. The Fund outpaced the 6.67% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed its blended benchmark primarily because the Fund’s equity portfolio outperformed the S&P 500® Index. The Fund’s fixed income portfolio also outpaced the Bloomberg Barclays Index during the reporting period. Overall, asset allocation also had a positive effect on Fund results during the semi-annual period. The Fund benefited from its overweighting of equities and underweighting of fixed income, as the S&P 500® Index significantly outperformed the Bloomberg Barclays Index during the reporting period.
Which equity market sectors most significantly affected Fund performance?
Supporting the equity portion of the Fund’s outperformance of the S&P 500® Index was its leaning more to growth-oriented stocks than to value-oriented stocks during a semi-annual period when growth substantially outperformed value across the capitalization spectrum.
On a relative basis, the equity portion of the Fund outperformed its benchmark, the S&P 500® Index, due to both effective stock selection and favorable sector allocation overall. The Fund was helped most by effective stock selection in information technology and health care and by having overweighted allocations to each, the S&P 500® Index’s two strongest sectors during the semi-annual period. The equity portion of the Fund also benefited from its underweighting of financials, the weakest sector in the S&P 500® Index during the semi-annual period. Also contributing positively was superior stock selection in the consumer staples, consumer discretionary and industrials sectors. Only partially offsetting these positive contributors was the equity portion of the Fund’s lack of exposure to the strongly performing energy sector, which detracted.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s relative results were medical equipment and device companies Idexx Laboratories and Illumina and electronic subsystems and instrumentation provider to the aerospace and defense industry Teledyne Technologies. Each of these companies saw double-digit share price increases during the semi-annual period on operating results that exceeded market expectations.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
Among the stocks that detracted most from the equity portion of the Fund’s relative results were those it did not hold — namely, information technology giant Apple, e-commerce retailing behemoth Amazon.com and software manufacturing leader Microsoft — which each enjoyed double-digit share price gains and led the rally in the S&P 500® Index during the semi-annual period. Also, the equity portion of the Fund’s holding of aerospace and defense company Northrop Grumman detracted, as its share price declined on weaker than expected operating results.

Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, among other stocks, we initiated positions in electronic payment processing services provider Total System Services, insurance company American Financial Group and electronic design automation software solutions supplier Synopsys after each reported stronger than expected operating results. In our view, each has demonstrated a solid history of rather consistent gains in earnings and stock price.
Among those names eliminated from the equity portion of the Fund during the semi-annual period were discount retailer Dollar Tree and aerospace and defense company General Dynamics, which we believe have become less consistent in delivering long-term gains in earnings and stock price. We also exited the equity portion of the Fund’s position in diversified financials holding company Validus Holdings upon its acquisition by American International Group.
Were there any notable changes in the equity portion of the Fund’s sector weightings during the six-month period?
During the six-month period ended September 30, 2018, the equity portion of the Fund’s allocation to information technology increased from an underweight to an overweight position relative to the S&P 500® Index under the new classification system of the Global Industry Classification Standard (GICS), as described in the Equity Market Review.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of September 2018?
As of September 30, 2018, the equity portion of the Fund was overweighted relative to the S&P 500® Index in industrials, health care, materials and information technology and was underweighted relative to the S&P 500® Index in the financials, consumer discretionary and real estate sectors. The Fund was rather neutrally weighted relative to the S&P 500® Index in consumer staples and had no exposure to the energy, utilities and communications services sectors at September 30, 2018.
From a capitalization perspective, approximately 40% of the Fund’s equity allocation was in large-cap stocks, 50% in mid-cap stocks and 10% in small-cap stocks. Maintaining a long-term perspective, we believe small- and mid-cap stocks tend to possess greater growth potential than large-cap stocks, though they also are often more volatile than large-cap stocks.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration modestly shorter than that of the Bloomberg Barclays Index, as we anticipated further interest rate hikes by the Fed. Given that the Fed did indeed increase interest rates twice during the semi-annual period, such positioning contributed positively.
Which fixed income market segments most significantly affected Fund performance?
Overall, the fixed income portion of the Fund outperformed its benchmark, the Bloomberg Barclays Index. The Fund’s exposure to the securitized sector was the strongest positive contributor to relative results. More specifically, overweighted exposures to asset-backed securities and commercial mortgage-backed securities added the most value. Also, the fixed income portion of the Fund’s out-of-benchmark position in high yield corporate bonds, which outperformed investment grade corporate bonds during the semi-annual period, boosted relative results. Within the investment grade corporate bond sector, investments in BBB-rated bonds proved most beneficial, as this rating category notably outperformed A-rated bonds during the semi-annual period. Both issue selection within and having an underweighted allocation to the weaker performing U.S. Treasury sector also contributed positively, albeit modestly, amidst a “risk on” environment wherein lower quality securities were generally favored.
Were there any notable changes in the fixed income portion of the Fund’s sector weightings during the six-month period?
While we maintained the fixed income portion of the Fund’s overall “risk-on” profile, we reduced some of the overweight in corporate bonds and increased its weighting in U.S. Treasuries in anticipation of likely spread widening. For example, the significant run-up in oil prices during the semi-annual period prompted our sale of several long-dated energy company corporate bonds. These sales proved prudent, as the long-term end of the corporate bond yield curve significantly lagged the short- and intermediate-term segments of the curve during these six months.

VALUE LINE ASSET ALLOCATION FUND, INC.

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of September 2018?
As of September 30, 2018, the fixed income portion of the Fund was overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds. The Fund also had exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. At the end of the semi-annual period, the Fund maintained a modestly shorter duration than that of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At the end of September 2018, the Fund had a weighting of approximately 63% in stocks, 32.5% in fixed income securities and 4.5% in cash equivalents. This compared to the allocation at the end of March 2018 of approximately 69% in stocks, 27% in fixed income securities and 4% in cash equivalents. We sought to take advantage of the equity market’s strength to reduce the Fund’s stock holdings, taking profits. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer model and other factors.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.
What is your tactical view and strategy for the months ahead?
At the end of September 2018, the proprietary Value Line, Inc. asset allocation model was still positive on stocks, though it had become less so because of the rise in both stock prices and long-term interest rates during the semi-annual period.
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund, we will continue to carefully monitor economic factors, any significant changes in global and domestic economic growth trends, geopolitical risks, supply/demand factors, fundamentals, and shifting monetary policy stances by central banks globally for their potential impact on the financial markets. Over the near term, we are also watching closely Fed commentary for any changes in the planned number of interest rate hikes; any notable moves in job growth, unemployment or inflation data; any significant shifts in international trade policies; and U.S. mid-term election results.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at September 30, 2018 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
IDEXX Laboratories, Inc.	36,800	$9,187,488	2.2%
Teledyne Technologies, Inc.	33,000	8,140,440	1.9%
MasterCard, Inc.	36,000	8,013,960	1.9%
Waste Connections, Inc.	92,625	7,388,696	1.7%
Rollins, Inc.	115,500	7,009,695	1.6%
Mettler-Toledo International, Inc.	10,400	6,333,392	1.5%
Becton Dickinson & Co.	23,767	6,203,187	1.5%
ANSYS, Inc.	32,500	6,067,100	1.4%
Salesforce.com, Inc.	38,000	6,043,140	1.4%
Fiserv, Inc.	73,200	6,030,216	1.4%
Total			16.5%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (63.0%)
CONSUMER DISCRETIONARY (4.7%)
	APPAREL (0.6%)
32,000	NIKE, Inc. Class B	$2,711,040
	DISTRIBUTION & WHOLESALE (0.7%)
31,000	LKQ Corp.*	981,770
12,500	Pool Corp.	2,086,000
		3,067,770
	RETAIL (3.4%)
4,000	AutoZone, Inc.*	3,102,800
9,700	Domino’s Pizza, Inc.	2,859,560
12,800	O’Reilly Automotive, Inc.*	4,445,696
36,000	TJX Companies, Inc. (The)	4,032,720
		14,440,776
		20,219,586
CONSUMER STAPLES (3.5%)
	BEVERAGES (0.6%)
22,000	PepsiCo, Inc.	2,459,600
	FOOD (0.8%)
10,300	Ingredion, Inc.	1,081,088
5,700	J&J Snack Foods Corp.	860,073
10,000	McCormick & Co., Inc.(1)	1,317,500
		3,258,661
	HOUSEHOLD PRODUCTS (0.7%)
54,200	Church & Dwight Co., Inc.(1)	3,217,854
	RETAIL (1.4%)
8,300	Casey’s General Stores, Inc.	1,071,613
21,000	Costco Wholesale Corp.	4,932,480
		6,004,093
		14,940,208
FINANCIALS (4.8%)
	DIVERSIFIED FINANCIALS (0.3%)
18,000	Intercontinental Exchange, Inc.	1,348,020
	INSURANCE (4.3%)
3,700	Alleghany Corp.	2,414,361
19,700	American Financial Group, Inc.	2,186,109
89,400	Arch Capital Group, Ltd.*	2,665,014
25,800	Chubb, Ltd.	3,447,912
2,100	Enstar Group Ltd.*	437,850
26,100	RenaissanceRe Holdings, Ltd.	3,486,438
Shares		Value
COMMON STOCKS (63.0%) (continued)
	INSURANCE (4.3%) (continued)
19,800	RLI Corp.	$1,555,884
23,900	Torchmark Corp.	2,071,891
		18,265,459
	REITS (0.2%)
8,800	Equity Lifestyle Properties, Inc. REIT	848,760
		20,462,239
HEALTHCARE (11.4%)
	BIOTECHNOLOGY (1.6%)
11,000	Alexion Pharmaceuticals, Inc.*	1,529,110
14,400	Illumina, Inc.*	5,285,664
		6,814,774
	ELECTRONICS (1.5%)
10,400	Mettler-Toledo International, Inc.*	6,333,392
	HEALTHCARE PRODUCTS (6.7%)
23,767	Becton Dickinson & Co.	6,203,187
40,400	Danaher Corp.	4,389,864
39,000	Henry Schein, Inc.*(1)	3,316,170
36,800	IDEXX Laboratories, Inc.*	9,187,488
3,700	Teleflex, Inc.	984,533
19,300	Thermo Fisher Scientific, Inc.	4,710,744
		28,791,986
	HEALTHCARE SERVICES (1.2%)
5,200	Chemed Corp.	1,661,816
21,900	Encompass Health Corp.	1,707,105
12,800	IQVIA Holdings, Inc.*	1,660,672
		5,029,593
	PHARMACEUTICALS (0.4%)
35,100	Premier, Inc. Class A*(1)	1,606,878
		48,576,623
INDUSTRIALS (17.9%)
	AEROSPACE & DEFENSE (4.8%)
27,902	HEICO Corp.(1)	2,584,004
16,000	Northrop Grumman Corp.	5,077,920
33,000	Teledyne Technologies, Inc.*	8,140,440
13,000	TransDigm Group, Inc.*	4,839,900
		20,642,264
Shares		Value
COMMON STOCKS (63.0%) (continued)
	BUILDING MATERIALS (0.2%)
4,500	Lennox International, Inc.	$982,800
	COMMERCIAL SERVICES (3.2%)
11,000	Cintas Corp.	2,175,910
17,000	Healthcare Services Group, Inc.(1)	690,540
57,503	IHS Markit, Ltd.*	3,102,862
115,500	Rollins, Inc.(1)	7,009,695
5,200	Verisk Analytics, Inc. Class A*	626,860
		13,605,867
	ELECTRICAL EQUIPMENT (1.0%)
53,075	AMETEK, Inc.	4,199,294
	ENVIRONMENTAL CONTROL (2.2%)
25,700	Republic Services, Inc.	1,867,362
92,625	Waste Connections, Inc.	7,388,696
		9,256,058
	HAND & MACHINE TOOLS (0.8%)
19,100	Snap-on, Inc.	3,506,760
	HOUSEWARES (1.3%)
88,600	Toro Co. (The)	5,313,342
	MACHINERY DIVERSIFIED (2.0%)
8,600	IDEX Corp.	1,295,676
18,100	Middleby Corp. (The)*(1)	2,341,235
16,900	Roper Technologies, Inc.	5,005,949
		8,642,860
	MISCELLANEOUS MANUFACTURERS (1.1%)
26,400	AO Smith Corp.	1,408,968
26,900	Carlisle Companies, Inc.	3,276,420
		4,685,388
	TRANSPORTATION (1.3%)
57,800	Canadian National Railway Co.	5,190,440
3,000	J.B. Hunt Transport Services, Inc.	356,820
		5,547,260
		76,381,893
INFORMATION TECHNOLOGY (17.1%)
	COMMERCIAL SERVICES (1.3%)
10,000	Automatic Data Processing, Inc.	1,506,600
5,700	Gartner, Inc.*(1)	903,450

See Notes to Financial Statements.

September 30, 2018

Shares		Value
COMMON STOCKS (63.0%) (continued)
INFORMATION TECHNOLOGY (17.1%) (continued)
	COMMERCIAL SERVICES (1.3%) (continued)
24,200	Total System Services, Inc.	$2,389,508
3,400	WEX, Inc.*	682,584
		5,482,142
	COMPUTERS (1.4%)
34,600	Accenture PLC Class A	5,888,920
5,700	CGI Group, Inc. Class A*(1)	367,536
		6,256,456
	DIVERSIFIED FINANCIAL SERVICES (1.9%)
36,000	MasterCard, Inc. Class A	8,013,960
	ELECTRICAL EQUIPMENT (0.3%)
6,400	Littelfuse, Inc.	1,266,496
	ELECTRONICS (1.4%)
62,200	Amphenol Corp. Class A	5,848,044
	MACHINERY DIVERSIFIED (0.4%)
29,300	Cognex Corp.	1,635,526
	SOFTWARE (10.4%)
32,500	ANSYS, Inc.*	6,067,100
6,600	Broadridge Financial Solutions, Inc.	870,870
48,700	Cadence Design Systems, Inc.*	2,207,084
1,200	Fair Isaac Corp.*	274,260
73,200	Fiserv, Inc.*	6,030,216
18,800	Intuit, Inc.	4,275,120
36,800	Jack Henry & Associates, Inc.	5,890,944
23,200	Open Text Corp.	882,528
38,000	Salesforce.com, Inc.*	6,043,140
17,500	Synopsys, Inc.*	1,725,675
19,600	Tyler Technologies, Inc.*	4,803,176
17,400	Ultimate Software Group, Inc. (The)*	5,606,106
		44,676,219
		73,178,843
MATERIALS (2.9%)
	COMMERCIAL SERVICES (1.0%)
26,000	Ecolab, Inc.	4,076,280
	MISCELLANEOUS MANUFACTURERS (0.8%)
31,800	AptarGroup, Inc.	3,426,132
Shares		Value
COMMON STOCKS (63.0%) (continued)
	PACKAGING & CONTAINERS (1.1%)
88,400	Ball Corp.(1)	$3,888,716
8,300	Packaging Corp. of America	910,427
		4,799,143
		12,301,555
REAL ESTATE (0.7%)
	REITS (0.7%)
19,300	American Tower Corp. REIT	2,804,290
TOTAL COMMON STOCKS (Cost $144,556,474) (63.0%)		268,865,237
Principal Amount		Value
ASSET-BACKED SECURITIES (2.5%)
$100,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	98,570
350,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.99%, 7/17/23	342,823
132,110	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	131,720
53,931	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	53,724
371,225	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	367,155
250,000	Cedar Funding VII Clo, Ltd., Series 2018-7A, Class A1, 3.35%, 1/20/31(2)(3)	249,738
675,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	647,722
150,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(2)	149,484
325,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	323,309
Principal Amount		Value
ASSET-BACKED SECURITIES (2.5%) (continued)
$650,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	$641,701
260,000	Daimler Trucks Retail Trust, Series 2018-1, Class A3, 2.85%, 7/15/21(2)	259,473
400,000	Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	393,575
300,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(2)	296,499
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	197,553
200,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	194,857
600,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	598,036
250,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-2, Class A1, 2.16%, 9/15/22	245,165
616,000	GM Financial Automobile Leasing Trust, Series 2017-3, Class A4, 2.12%, 9/20/21	607,986
170,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1, 3.13%, 3/15/23(2)	169,396
250,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(2)	249,017
430,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A1, 1.96%, 5/17/21(2)	427,840

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
ASSET-BACKED SECURITIES (2.5%) (continued)
$400,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A4, 2.05%, 6/21/23	$393,012
500,000	Honda Auto Receivables Owner Trust, Series 2017-2, Class A3, 1.68%, 8/16/21	493,722
450,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(2)	447,247
652,000	Hyundai Auto Lease Securitization Trust, Series 2018-A, Class A3, 2.81%, 4/15/21(2)	649,651
300,000	Mercedes-Benz Auto Lease Trust, Series 2017-A, Class A4, 2.01%, 1/17/23	298,389
500,000	Mercedes-Benz Auto Lease Trust, Series 2017-A, Class A3, 1.79%, 4/15/20	497,950
250,000	Nissan Auto Lease Trust, Series 2017-B, Class A3, 2.05%, 9/15/20	247,917
275,000	Nissan Auto Lease Trust, Series 2017-A, Class A4, 2.11%, 5/15/23	268,978
620,000	Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.54%, 6/15/21	612,834
150,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	148,467
100,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	100,199
TOTAL ASSET-BACKED SECURITIES (Cost $10,846,784) (2.5%)		10,803,709
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%)
$435,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	$432,976
249,681	Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A1, 1.88%, 12/10/49	245,088
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	98,742
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	151,686
244,686	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	243,557
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23(3)	100,459
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	148,832
450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(3)	455,633
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	246,694
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	996,903
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%) (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K047, Class A2, 3.33%, 5/25/25(3)	$249,535
400,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2, 3.28%, 6/25/25(3)	398,201
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2, 2.75%, 1/25/26	957,783
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	951,405
1,500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	1,459,704
213,034	FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	210,516
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	249,845
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(2)(3)	248,013
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	250,057
316,775	GNMA, Series 2012-19, Class AC, 2.27%, 3/16/39	315,635

See Notes to Financial Statements.

September 30, 2018

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%) (continued)
$150,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	$138,188
138,544	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	138,734
332,156	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2, 2.92%, 2/15/47	332,014
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	243,128
355,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.05%, 11/15/49	335,632
390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	385,776
204,044	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	204,332
174,434	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A2, 2.95%, 12/15/47	174,122
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	99,234
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	298,524
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%) (continued)
$150,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	$143,234
500,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4, 2.94%, 10/15/49	470,736
445,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.82%, 8/15/50	449,200
213,910	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	209,062
370,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5, 3.77%, 7/15/58(3)	371,175
400,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	403,157
300,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	292,900
400,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A4, 3.65%, 10/15/57	400,226
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $13,822,659) (3.2%)		13,500,638
Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%)
	BASIC MATERIALS (0.2%)
$250,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	$254,756
275,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	275,245
150,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	139,688
156,000	Vale Overseas, Ltd., Guaranteed Notes, 4.38%, 1/11/22(1)	157,170
		826,859
	COMMUNICATIONS (0.9%)
300,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24(1)	294,980
250,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	272,727
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24(1)	198,032
267,000	AT&T, Inc., Senior Unsecured Notes, 4.10%, 2/15/28 (1)(2)	259,211
350,000	Booking Holdings, Inc., Senior Unsecured Notes, 3.60%, 6/1/26	339,550
250,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	253,857
300,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	307,902
150,000	Grupo Televisa S.A.B., Senior Unsecured Notes, 6.63%, 1/15/40	169,920

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%) (continued)
	COMMUNICATIONS (0.9%) (continued)
$250,000	Motorola Solutions, Inc., Senior Unsecured Notes, 3.50%, 3/1/23	$243,501
200,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	205,000
200,000	Orange SA, Senior Unsecured Notes, 1.63%, 11/3/19	196,960
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	255,502
200,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(2)	200,452
300,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	297,531
200,000	Warner Media LLC, Guaranteed Notes, 3.80%, 2/15/27	191,312
		3,686,437
	CONSUMER, CYCLICAL (0.8%)
200,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	201,207
200,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	197,800
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	199,654
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	195,415
150,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	146,063
250,000	Home Depot, Inc. (The), Senior Unsecured Notes, 2.63%, 6/1/22	244,938
250,000	Leggett & Platt, Inc., Senior Unsecured Notes, 3.50%, 11/15/27	233,539
Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%) (continued)
	CONSUMER, CYCLICAL (0.8%) (continued)
$200,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	$201,500
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	149,777
150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	150,562
150,000	Starbucks Corp., Senior Unsecured Notes, 3.75%, 12/1/47	130,577
300,000	Target Corp., Senior Unsecured Notes, 6.35%, 11/1/32	366,227
175,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	171,937
350,000	Toyota Motor Credit Corp. MTN, Senior Unsecured Notes, 3.45%, 9/20/23	349,079
250,000	Walmart, Inc., Senior Unsecured Notes, 3.95%, 6/28/38	249,480
250,000	WW Grainger, Inc., Senior Unsecured Notes, 4.20%, 5/15/47	245,370
		3,433,125
	CONSUMER, NON-CYCLICAL (1.2%)
250,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26(1)	249,299
250,000	AbbVie, Inc., Senior Unsecured Notes, 3.60%, 5/14/25	241,967
150,000	AbbVie, Inc., Senior Unsecured Notes, 4.88%, 11/14/48	147,584
200,000	Allergan Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	199,339
225,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	214,473
250,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 2.65%, 2/1/21	246,370
Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%) (continued)
	CONSUMER, NON-CYCLICAL (1.2%) (continued)
$250,000	Becton Dickinson and Co., Senior Unsecured Notes, 2.89%, 6/6/22(1)	$243,061
150,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	151,865
250,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	251,377
250,000	CVS Health Corp., Senior Unsecured Notes, 3.35%, 3/9/21(1)	249,486
150,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	150,014
200,000	Express Scripts Holding Co., Guaranteed Notes, 3.40%, 3/1/27	185,866
250,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	247,921
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	204,000
225,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	221,153
150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	152,461
250,000	Merck & Co., Inc., Senior Unsecured Notes, 2.75%, 2/10/25	239,982
150,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	158,637
200,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	192,846
250,000	Sanofi, Senior Unsecured Notes, 3.38%, 6/19/23(1)	250,166
150,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	151,875
200,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	205,797

See Notes to Financial Statements.

September 30, 2018

Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%) (continued)
	CONSUMER, NON-CYCLICAL (1.2%) (continued)
$150,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	$148,313
165,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21(1)	163,128
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	104,985
250,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	258,168
		5,230,133
	ENERGY (0.9%)
250,000	Andeavor, Guaranteed Notes, 5.13%, 12/15/26	261,533
300,000	ConocoPhillips Co., Guaranteed Notes, 4.95%, 3/15/26(1)	323,821
250,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23(1)	254,401
200,000	Energy Transfer Partners L.P., Series 5Y, Guaranteed Notes, 4.20%, 9/15/23	201,588
100,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	101,933
250,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	244,030
250,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28(1)	247,872
175,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	163,274
275,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	268,827
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	243,503
Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%) (continued)
	ENERGY (0.9%) (continued)
$250,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	$254,045
250,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	244,422
300,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	308,481
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	189,000
200,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	206,681
225,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	229,974
200,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	241,800
		3,985,185
	FINANCIAL (3.6%)
200,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	193,198
250,000	Air Lease Corp., Senior Unsecured Notes, 4.63%, 10/1/28	246,385
200,000	Aircastle, Ltd., Senior Unsecured Notes, 6.25%, 12/1/19	206,280
300,000	Aircastle, Ltd., Senior Unsecured Notes, 4.40%, 9/25/23	300,040
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	209,738
300,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	312,614
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	249,287
Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%) (continued)
	FINANCIAL (3.6%) (continued)
$225,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	$219,563
150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	148,380
259,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	261,590
250,000	Bank of Montreal MTN, Senior Unsecured Notes, 2.35%, 9/11/22(1)	239,772
250,000	Bank of New York Mellon Corp. (The) MTN, Senior Unsecured Notes, 2.45%, 11/27/20	246,301
250,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28(1)	236,584
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	205,032
150,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	150,019
250,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.55%, 6/16/22	241,485
250,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	245,592
250,000	Chubb INA Holdings, Inc., Guaranteed Notes, 3.35%, 5/3/26	243,005
153,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	156,060
250,000	Citigroup, Inc., Senior Unsecured Notes, 2.90%, 12/8/21(1)	244,816
103,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	107,702
250,000	Citizens Bank NA/ Providence, Senior Unsecured Notes, 3.70%, 3/29/23	248,249

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%) (continued)
	FINANCIAL (3.6%) (continued)
$250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	$248,208
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	207,079
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	244,425
300,000	Duke Realty L.P., Senior Unsecured Notes, 4.00%, 9/15/28	295,746
150,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	153,938
250,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	248,410
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	194,333
175,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	210,517
250,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	248,498
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	258,357
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	253,058
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	239,431
250,000	ING Groep NV, Senior Unsecured Notes, 4.10%, 10/2/23(4)	250,186
150,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22(1)	147,750
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	198,527
Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%) (continued)
	FINANCIAL (3.6%) (continued)
$250,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3-month LIBOR + 1.38%, 3.96%, 11/15/48(3)	$228,353
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21(1)	247,823
200,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.75%, 1/11/27(1)	187,976
250,000	Loews Corp., Senior Unsecured Notes, 2.63%, 5/15/23	240,220
300,000	Mastercard, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	285,894
250,000	Mitsubishi UFJ Financial Group, Inc., Senior Unsecured Notes, 3.76%, 7/26/23	248,714
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	518,044
250,000	National Australia Bank, Ltd. GMTN, Senior Unsecured Notes, 2.63%, 7/23/20	247,123
150,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	150,057
250,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	238,011
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	145,195
150,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	149,385
250,000	Prologis L.P., Guaranteed Notes, 3.88%, 9/15/28(1)	250,938
225,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(3)	224,231
Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%) (continued)
	FINANCIAL (3.6%) (continued)
$250,000	Prudential Financial, Inc. MTN, Senior Unsecured Notes, 3.50%, 5/15/24	$249,960
250,000	Regions Financial Corp., Senior Unsecured Notes, 3.20%, 2/8/21	248,835
200,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	197,428
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	249,667
250,000	Sumitomo Mitsui Financial Group, Inc., Senior Unsecured Notes, 3.75%, 7/19/23(1)	249,310
250,000	SunTrust Bank/Atlanta GA, Senior Unsecured Notes, 2.25%, 1/31/20	247,206
300,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	299,520
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	149,694
250,000	Toronto-Dominion Bank (The) MTN, Senior Unsecured Notes, 3.25%, 6/11/21	249,919
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	247,762
250,000	Visa, Inc., Senior Unsecured Notes, 2.80%, 12/14/22	245,038
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	244,005
250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	245,572
250,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	246,180
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	104,172

See Notes to Financial Statements.

September 30, 2018

Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%) (continued)
	FINANCIAL (3.6%) (continued)
$100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	$117,255
200,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	211,615
		15,475,257
	INDUSTRIAL (0.5%)
225,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	237,937
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.60%, 9/1/20	252,322
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 6/15/28	250,899
250,000	Johnson Controls International PLC, Senior Unsecured Notes, 3.90%, 2/14/26	245,803
250,000	Lockheed Martin Corp., Senior Unsecured Notes, 2.50%, 11/23/20	246,518
178,000	Owens Corning, Guaranteed Notes, 3.40%, 8/15/26(1)	163,237
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	246,059
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	245,793
		1,888,568
	TECHNOLOGY (0.4%)
250,000	Apple, Inc., Senior Unsecured Notes, 2.70%, 5/13/22	245,709
150,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47(1)	140,757
100,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	100,704
150,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	154,125
Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%) (continued)
	TECHNOLOGY (0.4%) (continued)
$350,000	KLA-Tencor Corp., Senior Unsecured Notes, 4.65%, 11/1/24	$358,646
200,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26(1)	184,411
200,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	214,174
350,000	NVIDIA Corp., Senior Unsecured Notes, 3.20%, 9/16/26	334,618
		1,733,144
	UTILITIES (0.6%)
300,000	American Water Capital Corp., Senior Unsecured Notes, 3.75%, 9/1/28	297,111
200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	204,371
150,000	Dominion Energy, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	153,756
250,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46(1)	219,689
200,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	204,193
250,000	Florida Power & Light Co., 4.95%, 6/1/35	271,956
250,000	Indiana Michigan Power Co., Senior Unsecured Notes, 4.25%, 8/15/48	246,297
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	188,228
233,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	236,616
225,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	200,910
200,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	198,050
		2,421,177
Principal Amount		Value
CORPORATE BONDS & NOTES (9.1%) (continued)
TOTAL CORPORATE BONDS & NOTES (Cost $39,302,747) (9.1%)		$38,679,885
FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
$300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	295,575
300,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22(1)	292,085
261,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	256,824
250,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24(1)	253,377
225,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(1)	231,977
125,000	Petroleos Mexicanos, Guaranteed Notes, 6.75%, 9/21/47	119,274
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,484,504) (0.3%)		1,449,112
LONG-TERM MUNICIPAL SECURITIES (0.8%)
185,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	183,792
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	122,486
175,000	City of Industry CA, Taxable Sales Tax, Revenue Bonds, 6.75%, 1/1/20	182,991
200,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	223,920

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.8%) (continued)
$250,000	City of Oakland, California Taxable Pension, Revenue Bonds, 4.68%, 12/15/25	$261,640
450,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	481,018
200,000	East Baton Rouge Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	196,262
150,000	Lancaster County Hospital Authority University of Pennsylvania Health System, Revenue Bonds, Series A, 3.00%, 8/15/30	143,892
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	95,390
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	194,030
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	342,451
300,000	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Series F, 3.80%, 5/1/27	301,659
140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	150,800
100,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	103,530
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.8%) (continued)
$100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	$106,874
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	237,562
100,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	99,816
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $3,494,545) (0.8%)		3,428,113
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.0%)
500,000	FHLB, 2.88%, 9/11/20	500,149
250,000	FHLB, 3.25%, 3/8/24	252,764
500,000	FHLMC, 1.75%, 5/30/19	497,502
2,250,000	FHLMC, 6.25%, 7/15/32	2,966,434
127,331	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	120,798
196,853	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	200,516
172,570	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	174,990
223,325	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	232,352
16,404	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	16,272
904,240	FHLMC Gold PC Pool #G08698, 3.50%, 3/1/46	897,230
175,106	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	176,015
142,969	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	145,641
74,983	FHLMC Gold PC Pool #Q05714, 4.00%, 1/1/42	75,761
204,047	FHLMC Gold PC Pool #Q39580, 4.00%, 3/1/46	206,406
429,728	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	423,757
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.0%) (continued)
$220,316	FHLMC Pool #AG08748, 3.50%, 2/1/47	$217,081
250,000	FNMA, 2.38%, 1/19/23	243,717
250,000	FNMA, 2.63%, 9/6/24	243,972
500,000	FNMA, 1.88%, 9/24/26	453,402
147,301	FNMA Pool #995245, 5.00%, 1/1/39	156,321
190,017	FNMA Pool #AB1259, 5.00%, 7/1/40	201,740
207,268	FNMA Pool #AB1796, 3.50%, 11/1/40	205,591
170,123	FNMA Pool #AB6286, 2.50%, 9/1/27	165,502
185,152	FNMA Pool #AB8144, 5.00%, 4/1/37	196,496
151,050	FNMA Pool #AL7662, 4.50%, 10/1/43	157,179
250,215	FNMA Pool #AQ3960, 3.00%, 8/1/28	248,023
201,444	FNMA Pool #AR0930, 2.50%, 1/1/28	195,838
197,341	FNMA Pool #AS1529, 3.00%, 1/1/29	195,613
427,685	FNMA Pool #AS4928, 3.50%, 5/1/45	422,699
144,522	FNMA Pool #AS5485, 4.50%, 7/1/45	149,270
155,523	FNMA Pool #AS5696, 3.50%, 8/1/45	153,710
318,471	FNMA Pool #AS6385, 4.00%, 12/1/45	322,046
228,745	FNMA Pool #AS7188, 4.00%, 5/1/46	231,265
219,263	FNMA Pool #AS8276, 3.00%, 11/1/46	209,990
228,225	FNMA Pool #AS8483, 3.00%, 12/1/46	218,573
652,223	FNMA Pool #AS8796, 3.00%, 2/1/47	624,627
414,102	FNMA Pool #AS9459, 4.50%, 4/1/47	427,574
335,964	FNMA Pool #AU7025, 3.00%, 11/1/43	324,240
128,844	FNMA Pool #AU8070, 3.50%, 9/1/43	127,690
459,088	FNMA Pool #AV0703, 4.00%, 12/1/43	465,627
2,836,976	FNMA Pool #AX9528, 3.50%, 2/1/45	2,804,338
194,939	FNMA Pool #AY2618, 4.00%, 3/1/45	197,247
208,193	FNMA Pool #AY9329, 4.00%, 6/1/45	210,590
171,471	FNMA Pool #AZ4775, 3.50%, 10/1/45	169,471

See Notes to Financial Statements.

September 30, 2018

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.0%) (continued)
$139,476	FNMA Pool #AZ6194, 3.50%, 10/1/45	$137,850
188,282	FNMA Pool #AZ9703, 3.00%, 10/1/45	180,703
331,961	FNMA Pool #BA4732, 3.50%, 12/1/45	328,090
409,048	FNMA Pool #BC9482, 3.00%, 7/1/46	391,897
234,163	FNMA Pool #BD8211, 4.00%, 4/1/47	236,597
222,842	FNMA Pool #BD8213, 3.00%, 9/1/46	213,476
470,296	FNMA Pool #BE3776, 4.50%, 7/1/47	485,524
420,043	FNMA Pool #BM2001, 3.50%, 12/1/46	414,927
1,091,073	FNMA Pool #BM2006, 4.00%, 1/1/48	1,102,354
999,950	FNMA Pool #BM2007, 4.00%, 9/1/48	1,010,250
495,736	FNMA Pool #CA1564, 4.50%, 4/1/48	511,562
142,645	FNMA Pool #MA0073, 4.50%, 5/1/29	147,558
199,991	FNMA Pool #MA2641, 3.00%, 6/1/46	191,606
447,755	FNMA Pool #MA3026, 3.50%, 6/1/47	441,423
299,970	FNMA Pool #MA3114, 2.50%, 8/1/32	289,669
243,644	FNMA Pool #MA3238, 3.50%, 1/1/48	239,898
490,347	FNMA Pool #MA3331, 3.00%, 4/1/48	469,463
747,151	FNMA Pool #MA3415, 4.00%, 7/1/48	754,839
110,841	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	105,648
110,752	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	103,678
155,541	GNMA II Pool #MA1090, 3.50%, 6/20/43	155,548
88,784	GNMA II Pool #MA1448, 3.50%, 11/20/43	88,788
117,900	GNMA II Pool #MA1520, 3.00%, 12/20/43	115,218
152,389	GNMA II Pool #MA2149, 4.00%, 8/20/44	156,200
265,435	GNMA II Pool #MA2445, 3.50%, 12/20/44	264,698
187,605	GNMA II Pool #MA3803, 3.50%, 7/20/46	186,804
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.0%) (continued)
$4,300,928	GNMA II Pool #MA4836, 3.00%, 11/20/47	$4,168,549
145,433	GNMA Pool #650494, 5.50%, 1/15/36	157,605
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $30,612,599) (7.0%)		29,876,441
U.S. TREASURY OBLIGATIONS (4.7%)
	U.S. TREASURY NOTES & BONDS (4.7%)
350,000	U.S. Treasury Bonds, 5.38%, 2/15/31	432,510
720,000	U.S. Treasury Bonds, 4.38%, 2/15/38	849,656
3,162,000	U.S. Treasury Bonds, 2.88%, 5/15/43	2,989,325
2,644,000	U.S. Treasury Bonds, 3.00%, 2/15/48	2,544,540
2,600,000	U.S. Treasury Notes, 1.00%, 9/30/19	2,557,750
2,650,000	U.S. Treasury Notes, 1.63%, 10/15/20	2,586,752
3,250,000	U.S. Treasury Notes, 2.63%, 2/28/23	3,208,360
1,100,000	U.S. Treasury Notes, 1.38%, 6/30/23	1,023,902
1,405,000	U.S. Treasury Notes, 2.38%, 8/15/24	1,358,624
645,000	U.S. Treasury Notes, 2.25%, 11/15/24	618,117
2,150,000	U.S. Treasury Notes, 2.75%, 2/15/28	2,096,166
TOTAL U.S. TREASURY OBLIGATIONS (Cost $20,558,778) (4.7%)		20,265,702
SHORT-TERM INVESTMENTS (10.7%)
U.S. TREASURY OBLIGATIONS (4.3%)
10,000,001	U.S. Treasury Bills, 1.46%, 11/29/18	9,965,215
8,500,000	U.S. Treasury Bills, 2.01%, 12/20/18	8,459,790
		18,425,005
Shares		Value
MONEY MARKET FUNDS (6.4%)
20,267,193	State Street Institutional U.S. Government Money Market Fund, Premier Class	20,267,193
6,846,531	State Street Navigator Securities Lending Government Money Market Portfolio(5)	6,846,531
		27,113,724
Shares	Value
TOTAL SHORT-TERM INVESTMENTS (Cost $45,539,633) (10.7%)	$45,538,729
TOTAL INVESTMENT SECURITIES (101.3%) (Cost $310,218,723)	$432,407,566
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-1.3%)	(5,724,681)
NET ASSETS (100%)	$426,682,885
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of September 30, 2018, the market value of the securities on loan was $23,508,048.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
When issued security.

(5)
Securities with an aggregate market value of  $23,508,048 were out on loan in exchange for $6,846,531 of cash collateral as of September 30, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

AGM
Assured Guaranty Municipal.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$268,865,237	$—	$—	$268,865,237
Asset-Backed Securities	—	10,803,709	—	10,803,709
Commercial Mortgage-Backed Securities	—	13,500,638	—	13,500,638
Corporate Bonds & Notes*	—	38,679,885	—	38,679,885
Foreign Government Obligations	—	1,449,112	—	1,449,112
Long-Term Municipal Securities*	—	3,428,113	—	3,428,113
U.S. Government Agency Obligations	—	29,876,441	—	29,876,441
U.S. Treasury Obligations	—	20,265,702	—	20,265,702
Short-Term Investments	27,113,724	18,425,005	—	45,538,729
Total Investments in Securities	$295,978,961	$136,428,605	$—	$432,407,566
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at September 30, 2018 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$535,639,195	$432,407,566
Cash	—	17,268
Receivable for securities sold	3,282,985	—
Dividends and interest receivable	282,011	898,233
Receivable for capital shares sold	191,226	2,136,018
Prepaid expenses	36,204	41,208
Receivable for securities lending income	27,890	2,169
Total Assets	539,459,511	435,502,462
Liabilities:
Payable upon return of securities on loan (Note 1J)	36,144,607	6,846,531
Payable for securities purchased	660,486	1,326,116
Payable for capital shares redeemed	428,287	196,575
Accrued expenses:
Advisory fee	312,130	221,358
Service and distribution plan fees	94,421	63,070
Sub-transfer agent fees	18,884	9,582
Directors’ fees and expenses	1,997	—
Other	211,400	156,345
Total Liabilities	37,872,212	8,819,577
Net Assets	$501,587,299	$426,682,885
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 and 300,000,000 shares, respectively)	$8,622	$12,186
Additional paid-in capital	223,795,822	292,969,972
Total Distributable Earnings (Loss)	277,782,855	133,700,727
Net Assets	$501,587,299	$426,682,885
Net Asset Value Per Share
Investor Class
Net Assets	$448,534,852	$309,819,970
Shares Outstanding	7,716,803	8,857,656
Net Asset Value, Offering and Redemption Price per Outstanding Share	$58.12	$34.98
Institutional Class
Net Assets	$53,052,447	$116,862,915
Shares Outstanding	905,461	3,328,081
Net Asset Value, Offering and Redemption Price per Outstanding Share	$58.59	$35.11
* Includes securities on loan of	$127,012,249	$23,508,048
Cost of investments	$313,389,259	$310,218,723
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended September 30, 2018 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $2,665 and $10,840, respectively)	$1,821,297	$892,059
Interest	140,043	1,741,564
Securities lending income	141,116	10,651
Total Income	2,102,456	2,644,274
Expenses:
Advisory fees	1,860,032	1,130,301
Service and distribution plan fees	569,478	367,719
Sub-transfer agent fees	118,850	60,792
Auditing and legal fees	129,611	83,543
Transfer agent fees	85,708	65,669
Custody and accounting fees	68,788	70,211
Directors’ fees and expenses	44,902	29,087
Printing and postage	40,194	23,470
Compliance and tax service fees	25,055	16,198
Fund administration	23,514	23,514
Registration and filing fees	22,685	18,640
Insurance fees	11,697	7,587
Recoupment of previously reimbursed expenses	—	4,274
Other	2,080	2,290
Total Expenses Before Fees Waived (See Note 5)	3,002,594	1,903,295
Less: Advisory Fees Waived	(5,143)	(5,455)
Less: Sub-Transfer Agent Fees Waived	(4,955)	(240)
Net Expenses	2,992,496	1,897,600
Net Investment Income/(Loss)	(890,040)	746,674
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	43,710,053	4,392,506
Foreign currency translations	47	231
	43,710,100	4,392,737
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	13,004,462	27,763,147
Foreign currency transactions	—	(94)
	13,004,462	27,763,053
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	56,714,562	32,155,790
Net Increase in Net Assets from Operations	$55,824,522	$32,902,464
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended September 30, 2018
and for the Year Ended March 31, 2018

	Value Line Small Cap Opportunities Fund, Inc.
	Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31, 2018
Operations:
Net investment loss	$(890,040)	$(1,053,445)
Net realized gain on investments and foreign currency	43,710,100	28,097,904
Change in net unrealized appreciation/(depreciation) on investments	13,004,462	36,528,656
Net increase in net assets from operations	55,824,522	63,573,115
Distributions to Shareholders from:
Investor Class	—	(16,354,769)*
Institutional Class	—	(1,406,518)*
	—	(17,761,287)
Share Transactions:
Proceeds from sale of shares
Investor Class	12,150,429	45,483,926
Institutional Class	12,171,570	25,873,212
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	16,033,774
Institutional Class	—	1,362,532
Cost of shares redeemed
Investor Class	(63,862,788)	(126,058,065)
Institutional Class	(4,015,341)	(14,589,456)
Net decrease in net assets from capital share transactions	(43,556,130)	(51,894,077)
Total increase/(decrease) in net assets	12,268,392	(6,082,249)
Net Assets:
Beginning of period	489,318,907	495,401,156
End of period	$501,587,299	$489,318,907†
Capital Share Transactions:
Shares sold
Investor Class	221,136	906,012
Institutional Class	221,180	513,882
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	—	308,342
Institutional Class	—	26,042
Shares redeemed
Investor Class	(1,154,739)	(2,519,245)
Institutional Class	(71,923)	(282,255)
Net decrease	(784,346)	(1,047,222)
*
Distributions to Shareholders from net investment income and net realized gain for the year ended March 31, 2018 were as follows:

Investor Class:
Net investment income $(16,354,769) and net realized gain from investment transactions $(0)
Institutional Class:
Net investment income $(1,406,518) and net realized gain from investment transactions $(0)
†
There was no undistributed net investment income for the year ended March 31, 2018.

See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended September 30, 2018
and for the Year Ended March 31, 2018

	Value Line Asset Allocation Fund, Inc.
	Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31, 2018
Operations:
Net investment income	$746,674	$1,454,388
Net realized gain on investments and foreign currency	4,392,737	10,122,288
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	27,763,053	22,044,838
Net increase in net assets from operations	32,902,464	33,621,514
Distributions to Shareholders:
Investor Class	—	(12,281,620)*
Institutional Class	—	(1,431,966)*
	—	(13,713,586)
Share Transactions:
Proceeds from sale of shares
Investor Class	24,104,539	30,514,259
Institutional Class	81,422,924	23,361,235
Proceeds from reinvestment of dividends to shareholders
Investor Class	—	11,876,369
Institutional Class	—	1,376,416
Cost of shares redeemed
Investor Class	(26,794,865)	(71,972,359)
Institutional Class	(3,372,546)	(3,319,772)
Net increase/(decrease) in net assets from capital share transactions	75,360,052	(8,163,852)
Total increase in net assets	108,262,516	11,744,076
Net Assets:
Beginning of period	318,420,369	306,676,293
End of period	$426,682,885	$318,420,369†
Capital Share Transactions:
Shares sold
Investor Class	714,674	968,083
Institutional Class	2,409,412	767,124
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	—	375,835
Institutional Class	—	43,461
Shares redeemed
Investor Class	(802,119)	(2,304,884)
Institutional Class	(101,201)	(104,595)
Net increase (decrease)	2,220,766	(254,976)
*
Distributions to Shareholders from net investment income and net realized gain for the year ended March 31, 2018 were as follows:

Investor Class:
Net investment income $(1,277,791) and net realized gain from investment transactions $(11,003,829)
Institutional Class:
Net investment income $(224,174) and net realized gain from investment transactions $(1,207,792)
†
Undistributed net investment income included in net asset for the year ended March 31, 2018 was $267,039.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Six Months Ended September 30, 2018 (unaudited)	Years Ended March 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$51.99	$47.38	$41.91	$49.50	$47.48	$42.34
Income/(loss) from investment operations:
Net investment income/(loss)	(0.10)	0.03	(0.00)(1)	(0.06)	(0.02)	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	6.23	6.46	7.93	(1.42)	5.05	9.44
Total from investment operations	6.13	6.49	7.93	(1.48)	5.03	9.37
Less distributions:
Distributions from net realized gains	—	(1.88)	(2.46)	(6.11)	(3.01)	(4.23)
Net asset value, end of period	$58.12	$51.99	$47.38	$41.91	$49.50	$47.48
Total return	11.79%(5)	13.70%	19.09%	(3.03)%	10.96%	22.21%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$448,535	$449,737	$471,690	$399,788	$364,327	$357,688
Ratio of gross expenses to average net assets	1.21%(6)	1.21%	1.21%	1.25%	1.27%	1.26%
Ratio of net expenses to average net assets	1.21%(6)	1.21%	1.21%	1.25%	1.27%	1.26%
Ratio of net investment loss to average net assets	(0.38)%(6)	(0.22)%	(0.08)%	(0.17)%	(0.04)%	(0.16)%
Portfolio turnover rate	6%(5)	11%	21%	17%	17%	15%
	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Six Months Ended September 30, 2018 (unaudited)	Years Ended March 31,		November 1, 2015(4) to March 31, 2016
		2018	2017
Net asset value, beginning of period	$52.34	$47.56	$41.97	$49.71
Income/(loss) from investment operations:
Net investment income/(loss)	(0.10)	0.03	(0.00)(1)	0.03
Net gains/(losses) on securities (both realized and unrealized)	6.35	6.63	8.05	(1.66)
Total from investment operations	6.25	6.66	8.05	(1.63)
Less distributions:
Distributions from net realized gains	—	(1.88)	(2.46)	(6.11)
Net asset value, end of period	$58.59	$52.34	$47.56	$41.97
Total return	11.94%(5)	14.01%	19.38%	(3.33)%(5)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$53,052	$39,582	$23,711	$3,662
Ratio of gross expenses to average net assets(2)	1.01%(6)	1.01%	1.22%	3.47%(6)
Ratio of net expenses to average net assets(3)	0.96%(6)	0.96%	0.96%	1.00%(6)
Ratio of net investment income/(loss) to average net assets	(0.12)%(6)	0.05%	0.23%	0.43%(6)
Portfolio turnover rate	6%(5)	11%	21%	17%(5)
(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Ratio reflects expenses net of the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Commencement of operations of the class.

(5)
Not annualized.

(6)
Annualized.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Six Months Ended September 30, 2018 (unaudited)	Years Ended March 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$31.95	$30.01	$28.13	$28.88	$27.21	$24.68
Income from investment operations:
Net investment income	0.06	0.15	0.09	0.03	0.10	0.08
Net gains on securities (both realized and unrealized)	2.97	3.16	2.47	0.04	2.17	3.17
Total from investment operations	3.03	3.31	2.56	0.07	2.27	3.25
Less distributions:
Dividends from net investment income	—	(0.14)	(0.07)	(0.05)	(0.10)	(0.06)
Distributions from net realized gains	—	(1.23)	(0.61)	(0.77)	(0.50)	(0.66)
Total distributions	—	(1.37)	(0.68)	(0.82)	(0.60)	(0.72)
Net asset value, end of period	$34.98	$31.95	$30.01	$28.13	$28.88	$27.21
Total return	9.48%(4)	11.11%	9.18%	0.31%	8.39%	13.22%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$309,820	$285,753	$297,234	$305,567	$271,045	$237,631
Ratio of gross expenses to average net assets	1.11%(5)	1.12%	1.13%	1.18%	1.19%	1.19%
Ratio of net expenses to average net assets	1.11%(5)	1.12%	1.13%	1.15%	1.09%	1.09%
Ratio of net investment income to average net assets	0.37%(5)	0.43%	0.29%	0.14%	0.37%	0.35%
Portfolio turnover rate	7%(4)	19%	17%	19%	24%	29%
	Value Line Asset Allocation Fund, Inc. Institutional Class
	Six Months Ended September 30, 2018 (unaudited)	Years Ended March 31,		November 1, 2015(3) to March 31, 2016
		2018	2017
Net asset value, beginning of period	$32.03	$30.08	$28.15	$28.97
Income/(loss) from investment operations:
Net investment income	0.06	0.24	0.10	0.08
Net gains/(losses) on securities (both realized and unrealized)	3.02	3.17	2.53	(0.07)
Total from investment operations	3.08	3.41	2.63	0.01
Less distributions:
Dividends from net investment income	—	(0.23)	(0.09)	(0.06)
Distributions from net realized gains	—	(1.23)	(0.61)	(0.77)
Total distributions	—	(1.46)	(0.70)	(0.83)
Net asset value, end of period	$35.11	$32.03	$30.08	$28.15
Total return	9.62%(4)	11.33%	9.47%	0.08%(4)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$116,863	$32,668	$9,442	$5,910
Ratio of gross expenses to average net assets(1)	0.86%(5)	0.94%	1.32%	2.91%(5)
Ratio of net expenses to average net assets(2)	0.86%(5)	0.87%	0.88%	0.93%(5)
Ratio of net investment income to average net assets	0.65%(5)	0.68%	0.56%	0.64%(5)
Portfolio turnover rate	7%(4)	19%	17%	19%(4)
(1)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(2)
Ratio reflects expenses net of the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Commencement of operations of the class.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements	September 30, 2018

1.   Significant Accounting Policies
The Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Each Fund is currently divided into two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. Value Line Small Cap Opportunities Fund, Inc. will attempt to achieve its objective by investing at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalizations. A portion of the Fund’s assets may also be invested in stocks of U.S. mid-market capitalization companies. The Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk by investing in a broad range of common stocks, bonds and money market instruments. The Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shift the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser deems appropriate. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

Notes to Financial Statements (continued)

The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
For the six months ended September 30, 2018, there were no transfers among levels for each Fund.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the six months ended September 30, 2018, there were no Level 3 investments in either Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of September 30, 2018, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

September 30, 2018

The dividends and distributions were as follows:
	Six Months Ended September 30, 2018 (unaudited)	Year Ended March 31, 2018
Value Line Small Cap Opportunities Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$1.8819
Institutional Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$1.8819
Value Line Asset Allocation Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$0.1424
Distributions per share from net realized gains	$—	$1.2258
Institutional Class:
Dividends per share from net investment income	$—	$0.2275
Distributions per share from net realized gains	$—	$1.2258
The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund may realize a gain or loss. The Funds use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Registration and filing fees	$13,253	$9,432	$22,685
Transfer agent fees	69,042	16,666	85,708
Sub-transfer agent fees	118,850	—	118,850
Other	1,642	438	2,080

Notes to Financial Statements (continued)

	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Registration and filing fees	$9,637	$9,003	$18,640
Transfer agent fees	48,231	17,438	65,669
Sub-transfer agent fees	60,792	—	60,792
Other	1,756	534	2,290
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.

September 30, 2018

The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of September 30, 2018, the Funds were not invested in joint repurchase agreements.
As of September 30, 2018, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Small Cap Opportunities Fund, Inc.	$127,012,249	$129,760,991	$129,920,472
Value Line Asset Allocation Fund, Inc.	23,508,048	23,991,256	24,006,255
*
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received cash collateral of $36,144,607 and $6,846,531, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received non-cash collateral of  $93,616,384 and $17,144,725, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the six months ended September 30, 2018.
	Remaining Contractual Maturity of the Agreements As of September 30, 2018
Value Line Small Cap Opportunities Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$36,144,607	$—	$—	$—	$36,144,607
Total Borrowings	$36,144,607	$—	$—	$—	$36,144,607
Gross amount of recognized liabilities for securities lending transactions					$36,144,607
	Remaining Contractual Maturity of the Agreements As of September 30, 2018
Value Line Asset Allocation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,624,874	$—	$—	$—	$3,624,874
Corporate Bonds & Notes	3,221,657	—	—	—	3,221,657
Total Borrowings	$6,846,531	$—	$—	$—	$6,846,531
Gross amount of recognized liabilities for securities lending transactions					$6,846,531
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

Notes to Financial Statements (continued)

2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the six months ended September 30, 2018, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Small Cap Opportunities Fund, Inc.	$29,280,913	$74,802,712	$—	$—
Value Line Asset Allocation Fund, Inc.	51,526,546	20,905,414	23,213,973	2,775,436
4.   Income Taxes
At September 30, 2018, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation on investments
Value Line Small Cap Opportunities Fund, Inc.	$313,389,259	$226,374,981	$4,125,045	$222,249,936
Value Line Asset Allocation Fund, Inc.	310,218,723	124,889,533	2,700,690	122,188,843
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Effective January 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for administration and accounting services provided by the Funds’ custodian. For the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. advisory fees were computed at an annual rate of 0.74% and 0.64%, respectively, of the Funds’ daily net assets during the period, prior to any fee waivers. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the six months ended September 30, 2018, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fees
Value Line Small Cap Opportunities Fund, Inc.	$1,860,032
Value Line Asset Allocation Fund, Inc.	1,130,301
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25%

September 30, 2018

of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the six months ended September 30, 2018, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$569,478
Value Line Asset Allocation Fund, Inc.	367,719
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended September 30, 2018, the below Sub TA fees were paid or payable to the Distributor:
Fund	Sub TA Fees
Value Line Small Cap Opportunities Fund, Inc.	$118,850
Value Line Asset Allocation Fund, Inc.	60,792
The Adviser agreed to pay or reimburse certain expenses of the Fund’s attributable to the Institutional Class, to the extent necessary to limit the Fund’s Institutional Class total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2020 only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to waive all or a portion of its management fee and reimburse the Funds to the Expense Limitation. As of September 30, 2018, fees contractually reimbursed amounted to $10,098 and $5,695 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively. As of September 30, 2018, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Fees Waived and Reimbursed by the Adviser/Distributor
Value Line Small Cap Opportunities Fund, Inc.	$66,360
Value Line Asset Allocation Fund, Inc.	71,721
During the six months ended September 30, 2018, Value Line Small Cap Opportunities Fund, Inc. did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees and Value Line Asset Allocation Fund, Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amount of $4,274.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Notes to Financial Statements (continued)

6.   New Accounting Pronouncement
In August 2018, FASB issued Accounting Standards Update 2018-13 Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements, which sets forth a methodology for disclosing the fair value hierarchy. Compliance is effective for interim and annual reporting periods in fiscal years that begin after December 19, 2019.
In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rules that eliminate or amend disclosure requirements that are redundant or outdated in light of changes in SEC requirements, US GAAP, IFRS or changes in technology or the business environment. The Rules are effective 30 days from publication in the Federal Register.
Management is evaluating the potential impact of the adoption of the accounting pronouncements to the Funds.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 through September 30, 2018).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 4/1/18	Ending account value 9/30/18	Expenses paid during the period 4/1/18 thru 9/30/18*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc – Investor Class	$1,000.00	$1,117.90	$6.42	1.21%
Value Line Small Cap Opportunities Fund, Inc – Institutional Class	1,000.00	1,119.40	5.10	0.96
Value Line Asset Allocation Fund, Inc – Investor Class	1,000.00	1,094.80	5.83	1.11
Value Line Asset Allocation Fund, Inc – Institutional Class	1,000.00	1,096.20	4.52	0.86
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc – Investor Class	1,000.00	1,019.00	6.12	1.21
Value Line Small Cap Opportunities Fund, Inc – Institutional Class	1,000.00	1,020.26	4.86	0.96
Value Line Asset Allocation Fund, Inc – Investor Class	1,000.00	1,019.50	5.62	1.11
Value Line Asset Allocation Fund, Inc – Institutional Class	1,000.00	1,020.76	4.36	0.86
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the Fund’s most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING
CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENTS FOR
VALUE LINE ASSET ALLOCATION FUND, INC. AND
VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Asset Allocation Fund, Inc. and Value Line Small Cap Opportunities Fund, Inc. (each, a “Fund” and together, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified Value Line Asset Allocation Fund, Inc. within its Allocation — 50% to 70% Equity category and Value Line Small Cap Opportunities Fund, Inc. within its Small Growth category.
In preparing a Peer Group for each Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Value Line Asset Allocation Fund, Inc. consisting of 10 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund and the Peer Group for the Value Line Small Cap Opportunities Fund, Inc. consisting of 10 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.

The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Asset Allocation Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year period ended March 31, 2018. The Board further noted that the Fund outperformed the Peer Group and Category medians but not the benchmark index for the three-year, five-year and ten-year periods ended March 31, 2018.
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that the Fund outperformed the benchmark index, but not the Peer Group and Category medians for the one-year and ten-year periods ended March 31, 2018. The Board further noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the three-year and five-year periods ended March 31, 2018. The Board considered that the Fund’s performance in periods prior to January 2013 was achieved before a change in the Fund’s principal investment strategy that increased concentration in small capitalization companies from 65% to 80% of the Fund’s total assets under normal conditions.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s advisory fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Asset Allocation Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate under the Agreement was greater than the advisory fee rate of the Peer Group and Category medians.
Value Line Small Cap Opportunities Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. The Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. However, the Board noted that, with respect to each Fund, the Distributor and Adviser agreed to continue the contractual expense limitation agreement, pursuant to which the Distributor and the Adviser, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Fund’s Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) through June 30, 2019 pursuant to an Expense Limitation Agreement. Each Fund’s Expense Limitation Agreement provides that the Adviser and the Distributor may subsequently recover from assets attributable to the Fund’s Institutional Class the waived fees and/or reimbursed expenses (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s class-specific expense ratio (subject to the exclusions noted above) falls below that of the Investor Class. A Fund’s Expense Limitation Agreement can be terminated or modified before June 30, 2019 only with the approval of the Board. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Asset Allocation Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group median before, but slightly greater than that of the Peer Group median after, giving effect to fee waivers applicable to certain funds in the Peer Group. The Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Category median before and after giving effect to fee waivers applicable to certain funds in the Category.

Semi-Annual Report

Value Line Small Cap Opportunities Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services, but the Board considered that a Fund’s payment of such fees to financial intermediaries might reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Asset Allocation Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Small Cap Opportunities Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Agreement.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

Year	Fund
1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Capital Appreciation Fund** seeks capital appreciation and income consistent with its asset allocation.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund*** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation Fund**.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

**
Formerly Value Line Income and Growth Fund.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Not Applicable

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	December 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	December 3, 2018